                              SUBJECT TO REVISION

                     SERIES TERM SHEET DATED JULY 19, 2000

[Logo of Capital One appears here]

                           Capital One Master Trust
                                    Issuer

                               Capital One Bank
                              Seller and Servicer

       $622,500,000 Class A   % Asset Backed Certificates, Series 2000-2
       $63,750,000 Class B   % Asset Backed Certificates, Series 2000-2

 The Class  A   %  Asset  Backed Certificates,  Series  2000-2 (the  "Class A
  Certificates") and the Class B   % Asset Backed Certificates, Series 2000-
   2  (the  "Class   B  Certificates"  and,  together  with   the  Class  A
    Certificates, the "Investor Certificates")  represent interests in the
     Capital  One  Master  Trust  (the  "Trust")  and  do  not  represent interests in  or obligations of Capital One Bank  or any affiliate thereof.  An Investor Certificate  is not a  deposit and is  not insured  by  the Federal  Deposit Insurance  Corporation  (the
          "FDIC"). The receivables are not insured or  guaranteed  by
           the   FDIC  or   any   other   governmental   agency   or
            instrumentality.

 THIS SERIES TERM SHEET CONTAINS  STRUCTURAL AND COLLATERAL INFORMATION ABOUT
  THE  INVESTOR CERTIFICATES.  HOWEVER,  THIS  SERIES  TERM  SHEET DOES  NOT
   CONTAIN  COMPLETE  INFORMATION  ABOUT   THE  OFFERING  OF  THE  INVESTOR
    CERTIFICATES. THE INFORMATION PROVIDED  HEREIN IS PRELIMINARY AND WILL
     BE SUPERSEDED  BY THE INFORMATION CONTAINED IN  THE FINAL PROSPECTUS
      SUPPLEMENT AND  THE PROSPECTUS. PURCHASERS ARE URGED  TO READ BOTH
       THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

 THIS SERIES  TERM  SHEET  SHALL  NOT  CONSTITUTE AN  OFFER  TO  SELL  OR THE
  SOLICITATION OF  AN OFFER TO  BUY, NOR  SHALL THERE  BE ANY SALE  OF THESE
   SECURITIES IN ANY STATE IN WHICH  SUCH OFFER, SOLICITATION OR SALE WOULD
    BE  UNLAWFUL   PRIOR  TO  REGISTRATION  OR   QUALIFICATION  UNDER  THE
     SECURITIES  LAWS   OF  ANY  SUCH   STATE.  SALES  OF   THE  INVESTOR
      CERTIFICATES  MAY  NOT BE  CONSUMMATED  UNLESS THE  PURCHASER  HAS
       RECEIVED   BOTH  THE   FINAL  PROSPECTUS   SUPPLEMENT  AND   THE
        PROSPECTUS.

                                 ------------
                   Underwriters of the Class A Certificates

Deutsche Banc Alex. Brown
                 Barclays Capital
                                  Credit Suisse First Boston
                                                              J.P. Morgan & Co.

                   Underwriters of the Class B Certificates

Deutsche Banc Alex. Brown                                     J.P. Morgan & Co.

                              Transaction Summary


  Trust and Issuer:         Capital One Master Trust
  Seller:                   Capital One Bank
  Servicer:                 Capital One Bank
  Trustee:                  The Bank of New York
  Series Issuance Date:           , 2000
  Servicing Fee Rate:       2.0% per year
  Clearance and Settlement: DTC/Clearstream/Euroclear
                            Receivables originated in MasterCard(R) and
  Primary Trust Assets:     VISA(R)* accounts

                   Class A                               Class B
                   -------                               -------
Principal Amount:  $622,500,000                          $63,750,000
Percentage of
Series**           83.0%                                 8.5%
Anticipated
Ratings            Aaa/AAA/AAA                           A2/A/A
(Moody's/Standard
 &
 Poor's/Fitch):***
Credit             subordination of Class B Certificates subordination of Collateral Interest
Enhancement:       and Collateral Interest
Certificate Rate:    % per year                            % per year
Interest Accrual
Method:            30-day month/360                      30-day month/360
Distribution
Dates:             monthly (15th)                        monthly (15th)
First
Distribution
Date:              August 15, 2000                       August 15, 2000
Commencement of    October 1, 2003                       October 1, 2003
 Accumulation
 Period (subject
 to adjustment):
Expected Final     June 15, 2005                         June 15, 2005
 Payment Date:
Series 2000-2      August 15, 2008                       August 15, 2008
 Termination
 Date:
ERISA eligibility  Yes, subject to important             No, except in limited circumstances
 (investors        considerations described under        described in "ERISA Considerations"
 should consult    "ERISA Considerations" in the         in the Prospectus Supplement.
 with their        Prospectus Supplement and the
 counsel):         Prospectus.
Debt for United    Yes, subject to important             Yes, subject to important
 States Federal    considerations described under        considerations described under
 Income Tax        "Federal Income Tax                   "Federal Income Tax
 Purposes          Consequences" in the Prospectus.      Consequences" in the Prospectus.
 (investors
 should consult
 with their tax
 counsel):

--------
  * MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Incorporated and VISA U.S.A., Inc., respectively.
 ** The percentage of Series 2000-2 comprised by the Collateral Interest is
    8.5%.
*** It is a condition to issuance of the Investor Certificates that one of these ratings be obtained.

  This Series Term Sheet will be superseded in its entirety by the information appearing in the final Prospectus Supplement, the Prospectus and the Series 2000-2 Supplement to the Pooling Agreement.

Trust........................  Capital One Master Trust (the "Trust"). The as-
                                sets of the Trust (the "Trust Assets") include receivables (the "Receivables") generated from time to time in a portfolio of consumer re-volving credit card accounts and other con-sumer revolving accounts (the "Accounts"), funds collected or to be collected from accountholders in respect of the Receivables, the right to receive certain interchange at-tributed to accountholder charges for merchan-dise and services in certain of the Accounts, recoveries (net of collection expenses) and proceeds of credit insurance policies relating to the Receivables, monies on deposit in cer-tain accounts of the Trust, monies on deposit as collateral, if any, relating to secured Ac-counts and any credit enhancement with respect to a particular series or class.

Title of Securities..........  $622,500,000 Class A   % Asset Backed
                                Certificates, Series 2000-2 (the "Class A
                                Certificates") and $63,750,000 Class B   %
                                Asset Backed Certificates, Series 2000-2 (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates"). In addition, the Trust will issue $63,750,000 of its Collateral Interest, Series 2000-2 (the "Collateral Interest" and, together with the Investor Certificates, the "Series 2000-2 Interests"). Only the Investor Certificates are offered hereby.

The Investor Certificates;
 the Collateral Interest.....
                               Each of the Series 2000-2 Interests represents
                                a specified undivided interest in certain as-sets of the Trust. The portion of the Trust Assets allocated to the holders of the Series 2000-2 Interests will be allocated among the holders of the Class A Certificates (the "Class A Certificateholders' Interest"), the holders of the Class B Certificates (the "Class B Certificateholders' Interest") and the holder of the Collateral Interest (the "Collateral Interest Holder's Interest"). The specified undivided interest in the Trust As-sets represented by the Collateral Interest in the initial amount of $63,750,000 (an amount that represents 8.5% of the Initial Invested Amount) constitutes the credit enhancement for the Investor Certificates.

                               The Investor Certificates will be issued pursu-
                                ant to a Pooling and Servicing Agreement (the "Pooling Agreement") between a predecessor of Capital One Bank (the "Bank"), as seller and servicer, and The Bank of New York, as trustee (the "Trustee"), and a Series 2000-2 Supple-ment to the Pooling Agreement (the "Series 2000-2 Supplement").

                               The aggregate amount of principal Receivables
                                allocated to the Class A Certificateholders'
                                Interest, the Class B Certificateholders' In-terest and the Collateral Interest Holder's Interest (as more fully defined in the Pro-spectus Supplement, the "Invested

                               Amount") will be $750,000,000 on the Series Is-suance Date (the "Initial Invested Amount").

                              The aggregate amount of principal Receivables
                               allocable to the Class A Certificateholders'
                               Interest (the "Class A Invested Amount") will be $622,500,000 on the Series Issuance Date. The aggregate amount of principal Receivables allocable to the Class B Certificateholders' Interest (the "Class B Invested Amount") will be $63,750,000 on the Series Issuance Date. The aggregate amount of principal Receivables allo-cable to the Collateral Interest Holder's In-terest (the "Collateral Invested Amount") will be $63,750,000 on the Series Issuance Date.

                              The Class A Certificates will represent the
                               right to receive from the assets of the Trust allocated to the Class A Certificateholders' Interest funds up to (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Cer-tificate Rate, and the payment of principal on the Expected Final Payment Date to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circum-stances).

                              The Class B Certificates will represent the
                               right to receive from the assets of the Trust allocated to the Class B Certificateholders' Interest funds up to (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Cer-tificate Rate, and the payment of principal on the Expected Final Payment Date to the extent of the Class B Invested Amount (which may be less than the aggregate unpaid principal amount of the Class B Certificates, in certain circum-stances).

Class A Certificate Rate....  [ ]% per year.

Class B Certificate Rate....  [ ]% per year.

Receivables.................  The aggregate amount of Receivables in the Ac-
                               counts as of July 7, 2000 was $13,175,498,013,
                               consisting of $12,784,237,121 of principal Re-ceivables and $391,260,892 of finance charge Receivables. The above numbers do not include $280,971,059 of Receivables in additional ac-counts that were added to the Trust on July 11, 2000.

Series Cut-off Date.........  July 1, 2000

Series Issuance Date........       , 2000

Interest Payment Dates......  Interest on the Investor Certificates will be distributed on the 15th day of each calendar month or, if such day is not a business day, on the next succeeding business day (each, a "Dis-tribution Date"), commencing August 15, 2000. The Class A Certificates will accrue interest for each Distribution Date in an amount equal to one-twelfth of the product of (a) the Class A Certificate Rate and (b) the outstanding principal amount of the Class A Certificates as of the last day of the preceding calendar month. The Class B Certifi-cates will accrue interest for each Distribu-tion Date in an amount equal to one-twelfth of the product of (a) the Class B Certificate Rate and (b) the outstanding principal amount of the Class B Certificates as of the last day of the preceding calendar month. The "Interest Period" with respect to any Distribution Date will be the period from the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period will be the period from the Series Issuance Date through the day preceding the initial Dis-tribution Date.

Principal...................  The principal of the Class A Certificates and the Class B Certificates is scheduled to be paid on the Expected Final Payment Date, but may be paid earlier or later under certain cir-cumstances.

Expected Final Payment        The June 2005 Distribution Date.
 Date.......................

Series 2000-2 Termination     The final distribution of principal and interest
 Date.......................   on the Investor Certificates will be made no
                               later than the August 2008 Distribution Date.

Other Series................  As of the date hereof, the Trust has issued nineteen series of investor certificates which are still outstanding.

Subordination...............  The fractional undivided interest in the Trust
                               Assets allocable to the Class B Certificates and the Collateral Interest will be subordi-nated to the extent necessary to fund payments with respect to the Class A Certificates. In addition, the Collateral Interest will be sub-ordinated to the extent necessary to fund cer-tain payments with respect to the Class B Cer-tificates.

                              If the Collateral Invested Amount is reduced to
                               zero, the holders of the Class B Certificates will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collec-tions of finance charge Receivables allocated to the Class B Certificateholders' Interest in subsequent months will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the hold-ers of the Class B Certificates will be re-duced.

ERISA Considerations........  Subject to important considerations described in the Prospectus Supplement and in the
                               Prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

                              For the reasons discussed in the Prospectus
                               Supplement and the Prospectus, the Class B
                               Certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts other than an insurance company investing assets of its general account.

Class A Certificate Rating...  It is a condition to the issuance of the Class
                                A Certificates that they be rated in the highest rating category by at least one nationally recognized rating agency.

Class B Certificate Rating...  It is a condition to the issuance of the Class
                                B Certificates that they be rated in one of the three highest rating categories by at least one nationally recognized rating agency.

   Composition and Historical Performance of the Bank Credit Card Portfolio

General

  The Accounts included in the Trust (the "Trust Portfolio") were selected from the Bank's consumer revolving receivable portfolio (the "Bank Portfolio") based on the eligibility criteria specified in the Pooling Agreement. The Trust Portfolio is comprised of the majority of eligible Receivables in the Bank Portfolio as of the Series Cut-Off Date. The Trust Portfolio also includes certain charged-off accounts with zero balances (the "Zero Balance Accounts"), the recoveries on which will be treated as collections of finance charge Receivables. The Bank may add Zero Balance Accounts to the Trust from time to time.

  The Bank Portfolio is primarily comprised of accounts originated by the Bank since 1992, regardless of whether such accounts meet the eligibility requirements specified in the Pooling Agreement. Although such accounts were not originated using identical underwriting criteria, the receivables arising under such accounts are assessed finance charges having the following pricing characteristics:

  Fixed Rate or Variable Rate

  An annual percentage rate is either a fixed rate or a variable rate that adjusts periodically according to an index. Some accounts have a low fixed rate.

  Introductory Period or Non-introductory Period

  An account may have an introductory period during which a relatively low annual percentage rate is charged. The annual percentage rate is converted to a higher rate at the end of the introductory period. Non-introductory rate products (excluding certain low fixed-rate products) are more customized products and generally include secured cards, affinity and joint account cards, college student cards and other cards targeted to certain other market segments. Historically, these non-introductory rate cards tend to have lower credit lines, balances that build over time, less attrition, higher margins (including fees) and, in some cases, higher delinquencies and credit losses than the Bank's traditional low introductory rate products.

  The number of low fixed-rate products and non-introductory rate products in the Bank Portfolio has been increasing, and as the number of these accounts increases and as such accounts season, the characteristics of these accounts as described in the preceding sentence will have a more significant effect on the Bank Portfolio. Receivables added to the Trust have and will include such low fixed-rate and non-introductory rate credit card receivables, which at the Series Issuance Date constitute, and at any given time thereafter may constitute, a material portion of the Trust Portfolio.

  In the fourth quarter of 1997, the Bank adopted a more conservative accounting methodology for charge-offs and made an adjustment to its recognition of finance charges and fee income. The Bank modified its methodology for charging off credit card loans (net of any collateral) to 180 days past-due, from the prior practice of charging off loans during the billing cycle after 180 days past-due. This resulted in adjustments to delinquencies and losses, as well as a reduction in revenue as a result of a reversal of previously accrued finance charges and fee income. In addition, the Bank also began recognizing the estimated uncollectible portion of finance charges and fee income receivables, which resulted in a decrease in loans and a corresponding decrease in revenue.

Delinquency and Loss Experience

  Because new accounts usually initially exhibit lower delinquency rates and credit losses, the growth of the Bank Portfolio from approximately $13.155 billion at year end 1997, to approximately $18.130 billion as of the end of June 2000 has had the effect of significantly lowering the charge-off and delinquency rates for the entire portfolio from what they otherwise would have been. However, as the proportion of new accounts to seasoned accounts becomes smaller, this effect should be lessened. As seasoning occurs or if new account origination slows, the Bank expects that the charge-off rates and delinquencies will increase over time. The Bank's delinquency and net loss rates at any time reflect, among other factors, the quality of the credit card loans, the average seasoning of the Bank's accounts, the success of the Bank's collection efforts, the product mix of the portfolio and general economic conditions.

  The following tables set forth the delinquency and loss experience for the Bank Portfolio for each of the periods shown. The Bank Portfolio includes groups of accounts each created in connection with a particular solicitation, which may, when taken individually, have delinquency and loss characteristics different from those of the overall Bank Portfolio. As of July 7, 2000, the Trust Portfolio represented approximately 41% and 70% of the Bank Portfolio by accounts and receivables outstanding, respectively. Because the Trust Portfolio is only a portion of the Bank Portfolio, actual delinquency and loss experience for the Receivables is different from that set forth below for the Bank Portfolio. There can be no assurance that the delinquency and loss experience for the Receivables will be similar to the historical experience set forth below for the Bank Portfolio.

           Delinquencies as a Percentage of the Bank Portfolio(1)(2)
                            (Dollars in Thousands)

                                                      At Year End           At Year End           At Year End
                                                 --------------------- --------------------- ---------------------
                             At June 30, 2000            1999                  1998                 1997(3)
                           --------------------- --------------------- --------------------- ---------------------
                           Delinquent            Delinquent            Delinquent            Delinquent
Number of Days Delinquent    Amount   Percentage   Amount   Percentage   Amount   Percentage   Amount   Percentage
-------------------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
30 - 59 days.............   $371,977     2.05%    $328,161     1.96%    $276,021     1.83%    $309,440     2.35%
60 - 89 days.............    224,927     1.24      211,372     1.26      164,696     1.09      202,735     1.54
90 + days................    396,472     2.19      373,072     2.23      286,135     1.89      323,803     2.46
                            --------     ----     --------     ----     --------     ----     --------     ----
  TOTAL..................   $993,376     5.48%    $912,605     5.45%    $726,852     4.81%    $835,978     6.35%
                            ========     ====     ========     ====     ========     ====     ========     ====

--------
(1) The percentages are the result of dividing the delinquent amount by end of period receivables outstanding for the applicable period. The delinquent amount is the dollar amount of month end delinquencies in each category for the period. The end of period receivables outstanding at year end 1999, 1998 and 1997 were $16,759,833, $15,108,050 and $13,155,103, respectively. The end of period receivables outstanding at June 30, 2000 were $18,129,525.
(2) Figures and percentages in this table are reported on a processing month basis.
(3) The total delinquencies greater than or equal to 30 days as a percentage of the Bank Portfolio would have been 7.13% without the adjustments discussed above under "--General."

                    Loss Experience for the Bank Portfolio
                            (Dollars in Thousands)

                            Six Months
                               Ended                 Year Ended
                            -----------  -------------------------------------
                             June 30,
                               2000         1999         1998        1997(1)
                            -----------  -----------  -----------  -----------
Average Receivables
 Outstanding..............  $17,011,666  $15,150,906  $13,618,769  $12,103,362
Gross Losses..............  $   487,155  $   820,310  $   930,334  $   895,434
Gross Losses as a
 Percentage of Average
 Receivables
 Outstanding(2)...........         5.73%        5.41%        6.83%        7.40%
Recoveries................  $   172,868  $   253,933  $   174,713  $    74,902
Net Losses................  $   314,287  $   566,377  $   755,621  $   820,532
Net Losses as a Percentage
 of Average Receivables
 Outstanding(2)...........         3.69%        3.74%        5.55%        6.78%

--------
(1) Net Losses as a percentage of Average Receivables Outstanding would have been 6.40% without the change in charge-off methodology discussed above under "--General."
(2) The percentages reflected for the six months ended June 30, 2000 are annualized figures. Annualized figures are not necessarily indicative of results for the entire year.

Revenue Experience

  The following table sets forth the revenues from finance charges and fees billed and interchange received with respect to the Bank Portfolio for the periods shown.

                   Revenue Experience for the Bank Portfolio
                            (Dollars in Thousands)

                            Six Months
                               Ended                 Year Ended
                            -----------  -------------------------------------
                             June 30,
                               2000         1999         1998        1997(2)
                            -----------  -----------  -----------  -----------
Average Receivables
 Outstanding..............  $17,011,666  $15,150,906  $13,618,769  $12,103,362
Finance Charges and
 Fees(1)..................  $ 2,315,905  $ 3,908,913  $ 3,165,960  $ 2,434,650
Yield from Finance Charges
 and Fees(3)..............        27.23%       25.80%       23.25%       20.12%
Interchange...............  $   203,335  $   293,378  $   165,115  $   109,394
Yield from
 Interchange(3)...........         2.39%        1.94%        1.21%        0.90%

--------
(1) Finance Charges and Fees does not include interest on subsequent collections on accounts previously charged off. Finance Charges and Fees includes monthly periodic rate finance charges, the portion of the annual membership fees amortized on a monthly basis, cash advance fees, late charges, overlimit charges and other miscellaneous fees.
(2) Yield from Finance Charges and Fees would have been 20.66% without the adjustments discussed above under "--General."
(3) The percentages reflected for the six months ended June 30, 2000 are annualized figures. Annualized figures are not necessarily indicative of results for the entire year.

  Because the Trust Portfolio is only a portion of the Bank Portfolio, actual revenue experience for the Receivables is different from that set forth above for the Bank Portfolio. There can be no assurance that the yield experience for the Receivables in the future will be similar to the historical experience set forth above for the Bank Portfolio. In addition, revenue from the Receivables will depend on the types of fees and charges assessed on the Accounts, and could be adversely affected by future changes made by the Bank or the servicer in such fees and charges or by other factors.

  The revenue from finance charges and fees for the accounts in the Bank Portfolio shown in the above table is comprised of three primary components: monthly periodic rate finance charges, the amortized portion of annual membership fees and other service charges, such as cash advance fees, late charges, overlimit fees and other miscellaneous fees. If payment rates decline, the balances subject to monthly periodic rate finance charges tend to grow, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally increases. Conversely, if payment rates increase, the balances subject to monthly periodic rate finance charges tend to fall, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally decreases.

  Furthermore, as the Bank Portfolio experiences growth in receivables through account origination and account management balance transfer programs which are assessed low introductory periodic rate finance charges and to the extent the Bank chooses to waive all or part of the rate increase for selected accounts in an effort to profitably retain balances, the yield related to monthly periodic rate finance charges would be adversely affected. The yield related to service charges varies with the type and volume of activity in and the amount of each account, as well as with the number of delinquent accounts. As account balances increase, annual membership fees, which remain constant, represent a smaller percentage of the aggregate account balances.

Payment Rates

  The following table sets forth the highest and lowest accountholder monthly payment rates for the Bank Portfolio during any single month in the periods shown and the average accountholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be payments of principal Receivables and finance charge Receivables on the Accounts.

                      Accountholder Monthly Payment Rates
                           for the Bank Portfolio(1)

                                              Six Months
                                                 Ended          Year Ended
                                             ------------- --------------------
                                             June 30, 2000  1999   1998   1997
                                             ------------- ------ ------ ------
Lowest Month(2).............................    15.84%     12.09% 10.86%  9.66%
Highest Month(2)............................    17.36%     14.97% 12.64% 10.74%
Average Payment Rate for the Period.........    16.62%     14.23% 11.71% 10.20%

--------
(1) The monthly payment rates include amounts which are payments of principal Receivables and finance charge Receivables with respect to the Accounts.
(2) The monthly payment rates are calculated as the total amount of payments received during the month divided by the average monthly receivables outstanding for each month.

The Receivables

  As of July 7, 2000 (not including $280,971,059 of Receivables in additional accounts added to the Trust on July 11, 2000):

  . the Trust Portfolio included $12,784,237,121 of principal Receivables and $391,260,892 of finance charge Receivables;

  . the Accounts had an average principal Receivable balance of $1,164 and an average credit limit of $3,895;

  . the percentage of the aggregate total Receivable balance to the aggregate total credit limit was 29.88%;

  .  the average age of the Accounts was approximately 37 months;

  . all of the Accounts in the Trust Portfolio were VISA or MasterCard credit card accounts, of which 63% were standard accounts and 37% were premium accounts; and

  . approximately 47% of the Accounts in the Trust Portfolio were assessed a variable rate periodic finance charge and approximately 53% were assessed a fixed rate periodic finance charge.

  The following tables summarize the Trust Portfolio by various criteria as of July 7, 2000, but exclude $280,971,059 of Receivables added to the Trust on July 11, 2000. References to "Receivables Outstanding" in the following tables include both principal Receivables and finance charge Receivables. Because the future composition and product mix of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                        Composition by Account Balance
                                Trust Portfolio

                                    Percentage                     Percentage
                                     of Total                       of Total
                         Number of  Number of     Receivables      Receivables
Account Balance Range     Accounts   Accounts     Outstanding      Outstanding
---------------------    ---------- ---------- ------------------  -----------
Credit Balance(1).......    152,575     1.35%  $   (15,092,182.70)    (0.11)%
No Balance(2)...........  2,138,647    18.89                 0.00      0.00
More than $0 and less
 than or equal to
 $1,500.00..............  6,851,152    60.52     3,326,939,984.56     25.25
$1,500.01-$5,000.00.....  1,456,649    12.87     4,195,243,804.35     31.84
$5,000.01-$10,000.00....    600,151     5.30     4,091,137,117.67     31.05
Over $10,000.00.........    121,098     1.07     1,577,269,289.17     11.97
                         ----------   ------   ------------------    ------
  TOTAL................. 11,320,272   100.00%  $13,175,498,013.05    100.00%
                         ==========   ======   ==================    ======

--------
(1) Credit balances are a result of cardholder payments and credit adjustments applied in excess of the unpaid balance on an Account. Accounts which currently have a credit balance are included because Receivables may be generated with respect thereto in the future.
(2) Accounts which currently have no balance are included because Receivables may be generated with respect thereto in the future. Zero Balance Accounts are not included in these figures.

                        Composition by Credit Limit(1)
                                Trust Portfolio

                                     Percentage                    Percentage
                                      of Total                      of Total
                          Number of  Number of     Receivables     Receivables
Credit Limit Range         Accounts   Accounts     Outstanding     Outstanding
------------------        ---------- ---------- ------------------ -----------
Less than or equal to
 $1,500.00...............  6,262,257    55.32%  $ 2,547,992,064.88    19.34%
$1,500.01-$5,000.00......  1,471,598    13.00     1,753,331,825.61    13.31
$5,000.01-$10,000.00.....  2,634,305    23.27     5,123,516,852.42    38.88
Over $10,000.00..........    952,112     8.41     3,750,657,270.14    28.47
                          ----------   ------   ------------------   ------
  TOTAL.................. 11,320,272   100.00%  $13,175,498,013.05   100.00%
                          ==========   ======   ==================   ======

--------
(1) References to "Credit Limit" herein include both the line of credit established for purchases, cash advances and balance transfers as well as receivables originated under temporary extensions of credit through account management programs. Credit limits relating to these temporary extensions decrease as cardholder payments are applied to these receivables.

                       Composition by Payment Status(1)
                                Trust Portfolio

                                       Percentage                    Percentage
                                        of Total                      of Total
                            Number of  Number of     Receivables     Receivables
Payment Status               Accounts   Accounts     Outstanding     Outstanding
--------------              ---------- ---------- ------------------ -----------
Current to 29 days(2)...... 10,722,850    94.73%  $12,531,249,355.05    95.11%
Past due 30 - 59 days......    276,230     2.44       271,717,741.44     2.06
Past due 60 - 89 days......    141,898     1.25       141,721,125.03     1.08
Past due 90+ days..........    179,294     1.58       230,809,791.53     1.75
                            ----------   ------   ------------------   ------
  TOTAL.................... 11,320,272   100.00%  $13,175,498,013.05   100.00%
                            ==========   ======   ==================   ======

--------
(1) Payment Status is determined as of the prior statement cycle date.
(2) Accounts designated as current include accounts on which the minimum payment has not been received prior to the second billing date following the issuance of the related bill.

                          Composition by Account Age
                                Trust Portfolio

                                     Percentage                    Percentage
                                      of Total                      of Total
                          Number of  Number of     Receivables     Receivables
Account Age                Accounts   Accounts     Outstanding     Outstanding
-----------               ---------- ---------- ------------------ -----------
Not More than 6 Months...    528,278     4.67%  $ 1,350,362,432.57    10.25%
Over 6 Months to 12
 Months..................    722,357     6.38     1,402,571,623.43    10.65
Over 12 Months to 24
 Months..................  2,814,151    24.86     3,065,213,700.29    23.25
Over 24 Months to 36
 Months..................  2,802,517    24.76     2,776,774,205.12    21.08
Over 36 Months to 48
 Months..................  1,573,556    13.90     1,062,919,993.32     8.07
Over 48 Months to 60
 Months..................  1,297,793    11.46     1,206,758,432.23     9.16
Over 60 Months...........  1,581,620    13.97     2,310,897,626.09    17.54
                          ----------   ------   ------------------   ------
  TOTAL.................. 11,320,272   100.00%  $13,175,498,013.05   100.00%
                          ==========   ======   ==================   ======

           Composition of Accounts by Accountholder Billing Address

                                       Percentage                    Percentage
                                        of Total                      of Total
                            Number of  Number of     Receivables     Receivables
State or Territory           Accounts   Accounts     Outstanding     Outstanding
------------------          ---------- ---------- ------------------ -----------
California.................  1,546,543    13.66%  $ 1,673,413,970.94    12.70%
Texas......................    833,955     7.37       896,489,453.46     6.80
Florida....................    800,395     7.07       852,960,100.43     6.47
New York...................    780,967     6.90       828,821,590.87     6.29
Illinois...................    483,882     4.27       572,567,025.30     4.35
Ohio.......................    432,562     3.82       520,982,703.30     3.95
Pennsylvania...............    440,508     3.89       519,048,463.82     3.94
Virginia...................    349,617     3.09       482,149,841.77     3.66
Michigan...................    355,092     3.14       448,838,791.35     3.41
New Jersey.................    381,820     3.37       436,560,387.56     3.31
Others.....................  4,914,931    43.42     5,943,665,684.25    45.12
                            ----------   ------   ------------------   ------
  TOTAL.................... 11,320,272   100.00%  $13,175,498,013.05   100.00%
                            ==========   ======   ==================   ======

  Since the largest number of accountholders (based on billing addresses) whose Accounts were included in the Trust as of July 7, 2000 were in California, Texas, Florida and New York, adverse economic conditions affecting accountholders residing in these areas could affect timely payment by such accountholders of amounts due on the Accounts and, accordingly, the actual rates of delinquencies and losses with respect to the Trust Portfolio.